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                                                                       Exhibit 3

                             Joint Filing Agreement

      Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Date: May 26, 2006

                                          HARBOURVEST PARTNERS, LLC

                                          By: /s/ Martha D. Vorlicek
                                              ----------------------------------
                                          Name: Martha D. Vorlicek
                                          Title: Managing Director

                                          /s/ Edward W. Kane
                                          --------------------------------------
                                          Edward W. Kane

                                          /s/ D. Brooks Zug
                                          --------------------------------------
                                          D. Brooks Zug

                                          HIPEP III-DIRECT ASSOCIATES L.L.C.
                                          By:  HARBOURVEST PARTNERS, LLC
                                          Its Managing Member

                                          By: /s/ Martha D. Vorlicek
                                          --------------------------------------
                                          Name: Martha D. Vorlicek
                                          Title: Managing Director

                                          HARBOURVEST INTERNATIONAL
                                          PRIVATE EQUITY PARTNERS III-DIRECT
                                          FUND L.P.
                                          By: HIPEP III-DIRECT ASSOCIATES L.L.C.
                                          Its General Partner
                                          By: HARBOURVEST PARTNERS, LLC
                                          Its Managing Member

                                          By: /s/ Martha D. Vorlicek
                                          --------------------------------------
                                          Name: Martha D. Vorlicek
                                          Title: Managing Director